UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 filed on
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event): March 3, 2009 (February 24, 2009)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

633 West Fifth Avenue, Suite 2600 Los Angeles, California, 90071
(Address of principal executive offices, Zip Code)

(213) 223-2142
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

March 3, 2009

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) on Form 8-K/A amends certain disclosures contained in the Current Report on Form 8-K filed by Innovative Card Technologies, Inc. (“Company”) with the Securities and Exchange Commission (the “SEC”) on February 24, 2009 (“Original Filing”) with respect to the filing date of the Current Report on Form 8-K in which the Company disclosed the appointment of Richard Nathan as President and CEO. This Amendment should be read in conjunction with the Original Filing and any subsequent disclosure made by the Company, including any amendments thereto.   Any terms not specifically defined in this Amendment shall have the meaning ascribed to them in the Original Filing.

Item 1.01	Entry into a Material Definitive Agreement

The Company incorporates by reference the information contained in Item 5.02 of this filing.

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2008, the Company filed a Current Report on Form 8-K disclosing the appointment of Rich Nathan (“Executive”) as the Company’s President and CEO.  As of November 17, 2008, the date of the appointment, the Company and Executive had not yet reached an agreement with regard to Executive’s employment and compensation.  On February 20, 2009, the Company and Executive completed negotiations and entered in into a written employment agreement that includes the following terms:

•	Start date of Monday, November 17, 2008;

•	Annual salary of $240,000 to be paid bi-weekly;

•	Grant of stock options to purchase 1,000,000 common shares at $0.10 per share (closing price on November 17, 2008, Executives start date);

•	Compensation committee to establish bonus pool equal to:

-	3% of increase in market capitalization occurring during first year of employment; and
-	2% of increase in market capitalization year after year for all periods thereafter,

Executive shall have full discretion of the bonus pool to make grants to Company employees, including himself; and

•	Executive is being employed “At-Will” and will not be entitled to any severance upon termination.

The foregoing summary of Executive’s employment agreement is qualified in its entirety by reference to the full text of the document, a copy of which is attached hereto as Exhibits 10.01 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number		Description

10.01	*	Employment Agreement of Mr. Richard Nathan dated February 20, 2009

Previously filed as exhibit 10.01 to the Current Report on Form 8-K on February 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: March 3, 2009	By:	/s/ Richard Nathan
Richard Nathan
Chief Executive Officer